UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2018

ASV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware001-3808982-1501649

(State or other jurisdiction of

incorporation or organization)(Commission File Number)(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, Minnesota 55744

(Address of Principal Executive Offices)

(218) 327-3434

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01.Changes in Registrant's Certifying Accountant.

On May 18, 2018, the Audit Committee of the Board of Directors of ASV Holdings, Inc. (the "Company") approved the engagement of BDO USA, LLP ("BDO") as the Company's independent registered public accounting firm for the year ending December 31, 2018, including performing the required quarterly reviews beginning with the quarter ended June 30, 2018. In connection with the selection of BDO, also on May 18, 2018, the Audit Committee informed UHY LLP ("UHY") that it was dismissed as the Company's independent registered public accounting firm as of the date thereof.

During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of UHY, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304 of Regulation S-K).

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through May 18, 2018, the date of UHY’s dismissal, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of UHY, would have caused UHY to make reference thereto in its reports on the financial statements for such periods. During the same periods, there have been no "reportable events," as that term is described in Item 304 of Regulation S-K.

UHY’s audit reports on the financial statements of the Company as of and for the years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided UHY with a copy of the disclosures in this Form 8-K and has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01. A copy of the letter, dated May 18, 2018, furnished by UHY in response to such request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated May 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASV HOLDINGS, INC.

Date: May 18, 2018	By: /s/ Andrew M. Rooke
Andrew M. Rooke

Chief Executive Officer